UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-10555

Registrant Name:	PIMCO Corporate & Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2016

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

April 30, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.9%
BANK LOAN OBLIGATIONS 1.5%
iHeartCommunications, Inc.
7.185% due 01/30/2019		$5,800	$4,342
Sequa Corp.
5.250% due 06/19/2017		4,925	3,796

Total Bank Loan Obligations (Cost $10,094)			8,138

CORPORATE BONDS & NOTES 50.1%
BANKING & FINANCE 28.1%
AGFC Capital Trust
6.000% due 01/15/2067		2,300	1,300
Aircastle Ltd.
5.000% due 04/01/2023		1,200	1,225
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		4,460	2,568
9.000% due 06/18/2024 (h)		3,827	2,765
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	1,100	331
4.000% due 01/21/2019 ^		4,300	1,292
4.750% due 01/15/2018 ^		5,100	1,533
Banco Santander S.A.
6.250% due 09/11/2021 (h)		1,300	1,298
Barclays PLC
7.875% due 09/15/2022 (h)	GBP	6,657	8,909
8.000% due 12/15/2020 (h)	EUR	1,900	2,178
BGC Partners, Inc.
5.375% due 12/09/2019 (k)		$5,140	5,324
Blackstone CQP Holdco LP
9.296% due 03/19/2019		8,979	8,867
BNP Paribas S.A.
7.375% due 08/19/2025 (h)(k)		6,200	6,130
Cantor Fitzgerald LP
6.500% due 06/17/2022 (k)		8,000	8,298
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,000	9,497
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		$3,100	2,953
Credit Agricole S.A.
7.875% due 01/23/2024 (h)(k)		6,500	6,271
Credit Suisse Group AG
7.500% due 12/11/2023 (h)		1,725	1,719
7.500% due 12/11/2023 (h)(k)		6,000	5,980
GSPA Monetization Trust
6.422% due 10/09/2029 (k)		4,857	5,500
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	3,393	3,750
Jefferies LoanCore LLC
6.875% due 06/01/2020		$400	340
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	5,700	8,293
7.875% due 06/27/2029 (h)		1,500	2,194
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,350	1,526
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	12	2,285
Navient Corp.
5.500% due 01/15/2019 (k)		$7,405	7,359
5.625% due 08/01/2033		2,648	1,880
8.450% due 06/15/2018		2,200	2,362
Novo Banco S.A.
5.000% due 04/04/2019	EUR	298	222
5.000% due 04/23/2019		608	451
5.000% due 05/14/2019		402	299
5.000% due 05/21/2019		225	167
5.000% due 05/23/2019		224	167
Preferred Term Securities Ltd.
1.014% due 09/23/2035		$487	394
Rio Oil Finance Trust
9.250% due 07/06/2024		545	376
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)		3,200	2,992
8.000% due 08/10/2025 (h)		4,900	4,709
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (h)	GBP	3,000	4,184

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		$1,900	2,011
6.125% due 02/07/2022		1,500	1,612
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	7,768	10,070
6.052% due 10/13/2039		1,880	2,682
TIG FinCo PLC
8.500% due 03/02/2020		252	375
8.750% due 04/02/2020		5,189	6,179
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		$600	632

			151,449
INDUSTRIALS 14.6%
Ardagh Packaging Finance PLC
6.750% due 05/15/2024 (c)	EUR	900	1,031
7.250% due 05/15/2024 (c)		$1,200	1,200
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,688	1,258
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(k)		4,342	3,213
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		3,300	2,995
9.000% due 02/15/2020 ^		1,885	1,711
11.250% due 06/01/2017 ^		8,170	7,394
Chesapeake Energy Corp.
3.878% due 04/15/2019		440	286
8.000% due 12/15/2022		100	68
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,111	1,210
Forbes Energy Services Ltd.
9.000% due 06/15/2019		308	143
Ford Motor Co.
7.700% due 05/15/2097 (k)		7,830	9,468
9.980% due 02/15/2047 (k)		1,500	2,273
Harvest Operations Corp.
6.875% due 10/01/2017		5,592	4,802
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,200	847
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,692	2,275
8.125% due 06/01/2023		1,121	373
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,070	6,469
Numericable SFR S.A.
7.375% due 05/01/2026		900	915
Prime Security Services Borrower LLC
9.250% due 05/15/2023 (c)		4,100	4,274
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,528
Sequa Corp.
7.000% due 12/15/2017		$7,480	1,122
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		2,100	2,058
Tembec Industries, Inc.
9.000% due 12/15/2019		1,900	1,377
Times Square Hotel Trust
8.528% due 08/01/2026		1,823	2,148
UCP, Inc.
8.500% due 10/21/2017		6,000	6,030
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,879	5,543
6.542% due 03/30/2021		1,940	2,900
Westmoreland Coal Co.
8.750% due 01/01/2022		$5,955	3,573

			78,484

UTILITIES 7.4%
CenturyLink, Inc.
7.500% due 04/01/2024		870	874
FPL Energy Wind Funding LLC
6.876% due 06/27/2017		333	320
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		9,080	8,651
6.000% due 11/27/2023		4,900	5,028
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		1,050	1,139
9.250% due 04/23/2019		600	690
Illinois Power Generating Co.
6.300% due 04/01/2020		6,400	2,768
7.000% due 04/15/2018		1,900	855
7.950% due 06/01/2032		700	303
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	8,434

Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		314	68
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,797	387
6.750% due 10/01/2023		2,990	419
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	450	480
3.522% due 03/17/2020		$270	222
4.875% due 03/17/2020		420	374
5.750% due 01/20/2020		220	202
6.250% due 12/14/2026	GBP	4,800	5,348
6.625% due 01/16/2034		100	103
6.750% due 01/27/2041		$2,300	1,810
7.875% due 03/15/2019		1,100	1,099

			39,574

Total Corporate Bonds & Notes (Cost $294,110)			269,507

MUNICIPAL BONDS & NOTES 4.5%
CALIFORNIA 1.0%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,337
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,400	3,860

			5,197

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		12,700	12,752

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		785	643

WEST VIRGINIA 1.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		6,100	5,644

Total Municipal Bonds & Notes (Cost $23,380)			24,236

U.S. GOVERNMENT AGENCIES 4.2%
Fannie Mae
3.000% due 02/25/2043 (a)		71,836	13,533
5.739% due 10/25/2028		600	620
Freddie Mac
6.136% due 11/25/2055		8,355	4,337
7.989% due 12/25/2027		3,300	3,179
11.189% due 03/25/2025		746	780

Total U.S. Government Agencies (Cost $22,232)			22,449

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Floating Rate Notes
0.522% due 01/31/2018 (m)		1,500	1,503

Total U.S. Treasury Obligations (Cost $1,501)			1,503

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.7%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^		6,050	5,293
6.000% due 01/25/2036 ^		160	135
Banc of America Funding Trust
6.000% due 07/25/2037 ^		447	349
Banc of America Mortgage Trust
3.069% due 03/25/2035		147	137
5.500% due 11/25/2035 ^		2,924	2,745
6.000% due 03/25/2037 ^		600	546
6.500% due 09/25/2033		265	279
BCAP LLC Trust
2.873% due 03/27/2036		2,245	1,148
2.961% due 08/28/2037		6,502	4,905
5.233% due 03/26/2037		1,392	401
10.224% due 07/26/2036		1,753	1,802
Bear Stearns ALT-A Trust
0.939% due 01/25/2036 ^		1,887	1,516
2.742% due 11/25/2036 ^		5,419	3,723
2.859% due 11/25/2035 ^		9,705	7,715
2.894% due 09/25/2047 ^		8,255	5,265
2.924% due 08/25/2036 ^		1,285	950
2.969% due 09/25/2035 ^		1,004	816

Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		1,674	1,589
Chase Mortgage Finance Trust
2.672% due 12/25/2035 ^		17	15
6.000% due 07/25/2037 ^		1,156	954
Citigroup Mortgage Loan Trust, Inc.
5.020% due 09/25/2037 ^		4,248	3,826
5.188% due 04/25/2037 ^		396	340
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^		1,594	1,341
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		474	378
5.500% due 03/25/2036 ^		221	179
5.500% due 05/25/2036 ^		2,772	2,100
5.750% due 01/25/2035		587	594
5.750% due 02/25/2035		660	643
5.750% due 03/25/2037 ^		1,114	971
6.000% due 02/25/2035		1,458	1,494
6.000% due 04/25/2036		1,518	1,282
6.000% due 02/25/2037 ^		7,569	5,782
6.000% due 04/25/2037 ^		1,739	1,335
6.000% due 07/25/2037 ^		531	548
6.250% due 12/25/2036 ^		2,026	1,604
6.500% due 08/25/2036 ^		695	512
Countrywide Home Loan Mortgage Pass-Through Trust
2.621% due 09/20/2036 ^		434	377
5.750% due 03/25/2037 ^		1,066	969
6.000% due 03/25/2037 ^		648	607
6.000% due 07/25/2037		2,561	2,178
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^		700	602
6.750% due 08/25/2036 ^		2,094	1,650
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	2,956	3,050
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$7,001	5,911
GSR Mortgage Loan Trust
2.768% due 08/25/2034		629	583
5.500% due 05/25/2036 ^		619	589
6.000% due 02/25/2036 ^		4,484	3,724
HarborView Mortgage Loan Trust
0.676% due 01/19/2036 ^		6,373	4,220
3.248% due 06/19/2036 ^		9,431	5,900
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,930	2,377
Jefferies Resecuritization Trust
6.000% due 05/26/2036		16,996	14,013
JPMorgan Alternative Loan Trust
2.647% due 03/25/2037 ^		2,674	2,029
6.000% due 12/25/2035 ^		2,565	2,344
JPMorgan Mortgage Trust
2.660% due 01/25/2037 ^		1,171	1,046
2.769% due 02/25/2036 ^		4,561	4,006
2.801% due 04/25/2037		15	13
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,694	1,324
5.562% due 02/15/2040		1,801	1,360
Lehman Mortgage Trust
6.000% due 07/25/2036 ^		1,310	976
6.000% due 07/25/2037 ^		308	276
Lehman XS Trust
0.659% due 06/25/2047		3,364	2,358
MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,529	1,850
Merrill Lynch Mortgage Investors Trust
2.793% due 03/25/2036 ^		999	663
Mesdag Delta BV
0.094% due 01/25/2020	EUR	1,324	1,298
Residential Accredit Loans, Inc. Trust
0.669% due 05/25/2037 ^		$318	79
3.779% due 12/26/2034 ^		2,854	2,323
6.000% due 08/25/2036 ^		532	437
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		815	833
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		3,394	2,233
6.250% due 09/25/2037 ^		3,155	2,191
6.250% due 06/25/2046		1,804	1,488
Residential Funding Mortgage Securities, Inc. Trust
3.467% due 02/25/2037		2,579	2,075
6.500% due 03/25/2032		242	251
Sequoia Mortgage Trust
2.726% due 02/20/2047		559	478
4.825% due 07/20/2037 ^		1,173	1,049
Structured Adjustable Rate Mortgage Loan Trust
2.694% due 11/25/2036 ^		3,988	3,018

2.706% due 01/25/2036 ^	3,209	2,421
2.748% due 07/25/2035 ^	1,369	1,174
4.081% due 07/25/2036 ^	1,013	820
4.508% due 03/25/2037 ^	4,740	3,316
4.570% due 07/25/2036 ^	9,014	6,007
Suntrust Adjustable Rate Mortgage Loan Trust
2.863% due 02/25/2037 ^	592	519
3.026% due 04/25/2037 ^	1,075	914
WaMu Mortgage Pass-Through Certificates Trust
2.240% due 07/25/2037 ^	680	551
2.448% due 09/25/2036 ^	1,255	1,139
4.209% due 02/25/2037 ^	900	817
4.397% due 07/25/2037 ^	1,694	1,563
6.003% due 10/25/2036 ^	3,372	2,648
Washington Mutual Mortgage Pass-Through Certificates Trust
1.217% due 05/25/2047 ^	350	24
6.000% due 10/25/2035 ^	2,597	1,931
Wells Fargo Mortgage-Backed Securities Trust
2.910% due 07/25/2036 ^	667	628
3.031% due 05/25/2036 ^	130	124

Total Non-Agency Mortgage-Backed Securities (Cost $167,793)		170,556

ASSET-BACKED SECURITIES 20.6%
ACE Securities Corp. Home Equity Loan Trust
0.829% due 02/25/2036	23,100	8,092
Argent Securities Trust
0.629% due 03/25/2036	4,275	2,166
Bear Stearns Asset-Backed Securities Trust
0.579% due 10/25/2036 ^	6,871	5,503
6.500% due 10/25/2036 ^	400	307
CIFC Funding Ltd.
0.000% due 05/24/2026	2,300	1,488
0.000% due 07/22/2026 (f)	1,500	772
Countrywide Asset-Backed Certificates
0.579% due 06/25/2047 ^	2,285	1,875
0.609% due 03/25/2037	4,592	4,766
0.639% due 09/25/2047	6,023	4,969
1.159% due 01/25/2036	4,000	3,018
5.016% due 10/25/2046 ^	9,626	9,259
First Franklin Mortgage Loan Trust
1.069% due 09/25/2035	3,949	1,488
1.089% due 05/25/2036	8,406	3,364
Fremont Home Loan Trust
1.369% due 06/25/2035 ^	6,000	4,343
Greenpoint Manufactured Housing
8.140% due 03/20/2030	1,667	1,763
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (b)(f)	3,787	1,529
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.599% due 07/25/2037	12,149	7,545
JPMorgan Mortgage Acquisition Corp.
0.729% due 01/25/2036	842	723
JPMorgan Mortgage Acquisition Trust
0.599% due 11/25/2036	5,653	4,280
4.499% due 01/25/2037 ^	7,424	5,029
Lehman XS Trust
5.170% due 08/25/2035 ^	587	551
Long Beach Mortgage Loan Trust
0.739% due 01/25/2036	5,000	3,016
Merrill Lynch Mortgage Investors Trust
0.599% due 04/25/2037	600	321
Mid-State Trust
6.340% due 10/15/2036	1,275	1,361
Morgan Stanley ABS Capital, Inc. Trust
0.589% due 06/25/2036	2,422	2,082
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	893	615
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.959% due 08/25/2035	5,000	3,291
Residential Asset Mortgage Products Trust
1.534% due 12/25/2033	244	225
1.639% due 01/25/2035 ^	3,070	2,032
Soundview Home Loan Trust
0.689% due 08/25/2037	2,000	1,406
South Coast Funding Ltd.
1.221% due 08/10/2038	10,996	2,309
Taberna Preferred Funding Ltd.
1.001% due 08/05/2036	529	371
1.001% due 08/05/2036 ^	9,795	6,856
1.099% due 07/05/2035	10,466	7,745

Tropic CDO Ltd.
0.948% due 07/15/2036		9,465	6,436

Total Asset-Backed Securities (Cost $111,803)			110,896

SOVEREIGN ISSUES 1.3%
Argentine Republic Government International Bond
6.875% due 04/22/2021		220	227
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	220
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,250	3,730
Republic of Greece Government International Bond
3.000% due 02/24/2023		142	119
3.000% due 02/24/2024		142	117
3.000% due 02/24/2025		142	114
3.000% due 02/24/2026		142	112
3.000% due 02/24/2027		142	109
3.000% due 02/24/2028		142	107
3.000% due 02/24/2029		142	105
3.000% due 02/24/2030		142	103
3.000% due 02/24/2031		142	101
3.000% due 02/24/2032		142	100
3.000% due 02/24/2033		142	98
3.000% due 02/24/2034		142	97
3.000% due 02/24/2035		142	96
3.000% due 02/24/2036		142	96
3.000% due 02/24/2037		142	95
3.000% due 02/24/2038		142	94
3.000% due 02/24/2039		142	94
3.000% due 02/24/2040		142	94
3.000% due 02/24/2041		142	94
3.000% due 02/24/2042		142	94
3.800% due 08/08/2017	JPY	47,000	394
4.750% due 04/17/2019	EUR	400	409

Total Sovereign Issues (Cost $6,508)			7,019

	SHARES
COMMON STOCKS 0.0%
FINANCIALS 0.0%
TIG FinCo PLC (i)		182,606	128

Total Common Stocks (Cost $271)			128

PREFERRED SECURITIES 3.8%
BANKING & FINANCE 3.8%
Citigroup Capital
7.008% due 10/30/2040		76,250	1,994
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)		12,050	14,837
GMAC Capital Trust
6.402% due 02/15/2040		144,400	3,620

Total Preferred Securities (Cost $20,962)			20,451

SHORT-TERM INSTRUMENTS 2.9%
REPURCHASE AGREEMENTS (j) 1.8%			9,554

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.4%
Federal Home Loan Bank
0.295% due 06/03/2016 (f)(g)		$1,900	1,900

U.S. TREASURY BILLS 0.7%
0.176% due 05/12/2016 - 07/21/2016 (e)(f)(o)		4,029	4,029

Total Short-Term Instruments (Cost $15,481)	15,483

Total Investments in Securities (Cost $674,135)	650,366

Total Investments 120.9% (Cost $674,135)	$650,366
Financial Derivative Instruments (l)(n) (0.8%) (Cost or Premiums, net $(1,166))	(4,357)
Preferred Shares (10.3%)	(55,525)
Other Assets and Liabilities, net (9.8%)	(52,590)

Net Assets Applicable to Common Shareholders 100.0%	$537,894

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind bond security.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon bond.

(g)	Coupon represents a yield to maturity.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG FinCo PLC	04/02/2015	$271	$128	0.02%

Borrowings and Other Financing Transactions

(j)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.420%	04/29/2016	05/02/2016	$7,600	U.S. Treasury Notes 1.750% due 12/31/2020	$(7,761)	$7,600	$7,600
SSB	0.010	04/29/2016	05/02/2016	1,954	U.S. Treasury Notes 1.625% due 06/30/2019	(1,994)	1,954	1,954

Total Repurchase Agreements						$(9,755)	$9,554	$9,554

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(2)	$(1,571)	$(1,570)
MSC	1.000	02/01/2016	05/02/2016		(12,752)	(12,784)
	1.000	03/15/2016	05/10/2016		(1,907)	(1,910)
	1.000	05/02/2016	08/02/2016		(13,286)	(13,286)
RBC	1.560	03/16/2016	09/06/2016		(6,540)	(6,554)
RDR	1.020	02/17/2016	05/17/2016		(8,037)	(8,054)
	1.020	04/25/2016	05/17/2016		(5,121)	(5,122)
UBS	1.280	04/21/2016	07/21/2016		(5,434)	(5,436)
	1.430	03/24/2016	05/18/2016		(10,401)	(10,417)

Total Reverse Repurchase Agreements						$(65,133)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended April 30, 2016 was $(25,136) at a weighted average interest rate of 1.022%.

(k)	Securities with an aggregate market value of $73,533 have been pledged as collateral under the terms of master agreements as of April 30, 2016.

(l)	Financial Derivative Instruments: Exchange-traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$8,415	$466	$(183)	$0	$(11)
CDX.HY-25 5-Year Index	5.000	12/20/2020	14,500	499	377	0	(23)

				$965	$194	$0	$(34)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		$59,300	$2,485	$940	$31	$0
Pay	3-Month USD-LIBOR	2.000	06/15/2021		36,800	1,266	19	19	0
Pay	3-Month USD-LIBOR	2.750	06/17/2025		75,590	7,853	3,189	69	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		169,400	50,503	56,029	796	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		227,500	(13,876)	(25,372)	0	(1,072)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	7,600	462	273	46	0

						$48,693	$35,078	$961	$(1,072)

Total Swap Agreements						$49,658	$35,272	$961	$(1,106)

(m)	Securities with an aggregate market value of $1,503 and cash of $3,900 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2016.

(n)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	05/2016	GBP	222		$314	$0	$(10)
BOA	05/2016		$71,091	GBP	48,759	154	0
	06/2016	EUR	93		$127	21	0
	06/2016	GBP	48,759		71,095	0	(154)
	06/2016		$5	EUR	4	0	(1)
BRC	06/2016	EUR	17		$23	4	0
CBK	05/2016	AUD	70		53	0	(1)
	05/2016	GBP	2,886		4,144	0	(73)
	05/2016	MXN	170		10	0	0
	05/2016		$1,906	EUR	1,675	12	0
	05/2016		362	JPY	40,160	15	0
	06/2016	JPY	40,160		$362	0	(15)
DUB	05/2016	GBP	258		371	0	(6)
	06/2016	EUR	10		14	2	0
GLM	05/2016	AUD	138		105	0	0
	05/2016	BRL	4,153		1,156	0	(51)
	05/2016	EUR	2,714		3,076	0	(32)
	05/2016	GBP	43,329		61,866	0	(1,445)
	05/2016		$1,203	BRL	4,153	4	0
HUS	05/2016	BRL	4,048		$1,173	0	(4)
	05/2016	JPY	40,160		357	0	(20)
	05/2016		$1,115	BRL	4,048	62	0
IND	05/2016		23,172	EUR	20,460	255	0
	06/2016	EUR	20,460		$23,192	0	(255)
JPM	05/2016		1,567		1,782	0	(13)
	05/2016	GBP	719		1,038	0	(13)
	05/2016		$2,961	EUR	2,601	17	0
MSB	05/2016	GBP	334		$478	0	(10)
	06/2016	EUR	24		33	5	0
	06/2016	GBP	223		326	0	0
NAB	06/2016	EUR	53		73	12	0
SCX	05/2016	GBP	1,011		1,472	0	(5)
	05/2016		$214	EUR	190	4	0
UAG	05/2016	EUR	20,937		$23,473	0	(500)
	06/2016		294		335	0	(1)

Total Forward Foreign Currency Contracts						$567	$(2,609)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2019	7.138%	$2,400	$(247)	$(212)	$0	$(459)
GST	Petrobras Global Finance BV	1.000	12/20/2019	7.138	8,900	(912)	(788)	0	(1,700)
	Petrobras Global Finance BV	1.000	09/20/2020	7.470	10	(1)	(1)	0	(2)
HUS	Petrobras Global Finance BV	1.000	09/20/2020	7.470	40	(6)	(3)	0	(9)

						$(1,166)	$(1,004)	$0	$(2,170)

Total Swap Agreements						$(1,166)	$(1,004)	$0	$(2,170)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(o)	Securities with an aggregate market value of $3,749 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2016.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,138	$0	$8,138
Corporate Bonds & Notes
Banking & Finance	0	145,949	5,500	151,449
Industrials	2,231	70,223	6,030	78,484
Utilities	0	39,574	0	39,574
Municipal Bonds & Notes
California	0	5,197	0	5,197
Illinois	0	12,752	0	12,752
Virginia	0	643	0	643
West Virginia	0	5,644	0	5,644
U.S. Government Agencies	0	18,112	4,337	22,449
U.S. Treasury Obligations	0	1,503	0	1,503
Non-Agency Mortgage-Backed Securities	0	170,556	0	170,556
Asset-Backed Securities	0	110,896	0	110,896
Sovereign Issues	0	7,019	0	7,019
Common Stocks
Financials	0	0	128	128
Preferred Securities
Banking & Finance	5,614	14,837	0	20,451
Short-Term Instruments
Repurchase Agreements	0	9,554	0	9,554
Short-Term Notes	0	1,900	0	1,900
U.S. Treasury Bills	0	4,029	0	4,029

Total Investments	$7,845	$626,526	$15,995	$650,366

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	961	0	961
Over the counter	0	567	0	567
	$0	$1,528	$0	$1,528

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,106)	0	(1,106)
Over the counter	0	(4,779)	0	(4,779)

	$0	$(5,885)	$0	$(5,885)

Totals	$7,845	$622,169	$15,995	$646,009

There were no significant transfers between Levels 1 and 2 during the period ended April 30, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2016:

Category and Subcategory	Beginning Balance at 07/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2016 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,535	$0	$(99)	$2	$1	$61	$0	$0	$5,500	$74
Industrials	6,022	0	0	6	0	2	0	0	6,030	2
U.S. Government Agencies	0	4,959	(44)	33	18	(629)	0	0	4,337	(630)
Common Stocks
Financials	191	0	0	0	0	(63)	0	0	128	(63)

Totals	$11,748	$4,959	$(143)	$41	$19	$(629)	$0	$0	$15,995	$(617)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,500	Proxy Pricing	Base Price	112.38
Industrials	6,030	Proxy Pricing	Base Price	100.09
U.S. Government Agencies	4,337	Proxy Pricing	Base Price	51.90
Common Stocks
Financials	128	Other Valuation Techniques (2)	—	—

Total	$15,995

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Fund’s valuation procedures.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
$674,135	$20,615	$(44,384)	$(23,769)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDO	Collateralized Debt Obligation

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: June 28, 2016

By: /s/ William G. Galipeau
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: June 28, 2016